Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

                                                                                                      EXHIBIT (10.20)

EASTMAN KODAK COMPANY

Administrative Guide for the 2004-2005 Performance Cycle
of the Leadership Stock Program
under Section 13 (Performance Stock Program) of the
2000 OMNIBUS LONG-TERM COMPENSATION PLAN

ARTICLE 1.  INTRODUCTION                                 2
ARTICLE 2.  DEFINITIONS                               3
ARTICLE 3.  PARTICIPATION                                 6
ARTICLE 4.  FORM OF AWARDS                                  7
ARTICLE 5. AWARD ALLOCATION                            8
ARTICLE 6.  ESTABLISING PERFORMANCE FACTORS                 9
ARTICLE 7.  DETERMINATION OF EARNED AWARDS                            11
ARTICLE 8.  PRECONDITIONS TO RECEIPT OF AN EARNED AWARD             12
ARTICLE 9.  PAYMENT OF AWARDS                                        15
ARTICLE 10.  DEFERRAL OF AWARDS                                     16
ARTICLE 11.  DIVIDEND EQUIVALENTS                                    21
ARTICLE 12.  MISCELLANEOUS                                           23
EXHIBIT A - TARGET AWARD RANGE (SECTION 5.2)                           25
EXHIBIT B - PERFORMANCE GOAL (SECTION 6.2)                                  25
EXHIBIT C - PERFORMANCE FORMULA (SECTION 6.3)            25

© 2006, Eastman Kodak Company
As Amended Effective January 1, 2009

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

EASTMAN KODAK COMPANY

Administrative Guide for the 2004-2005 Performance Cycle
of the Leadership Stock Program
under Section 13 (Performance Stock Program) of the
2000 Omnibus Long-Term Compensation Plan

 ARTICLE 1.  INTRODUCTION

1.1           Background

Under Section 13 (Performance Stock Program) of the 2000 Omnibus Long-Term Compensation Plan (the “Plan”), the Executive Compensation and Development Committee of Kodak’s Board of Directors (the “Committee”) may, among other things, award the opportunity to earn shares of Common Stock to those Key Employees as the Committee in its discretion may determine, subject to such terms, conditions and restrictions as it deems appropriate.    This Administrative Guide was originally adopted by the Committee at its February 17, 2004 meeting, and was amended and restated by the Committee at its October 17, 2006 meeting, effective October 17, 2006, except that any changes related to the definitions of, and references to Fair Market Value and Market Value shall be effective January 1, 2006.

1.2           Purpose

This Administrative Guide governs the Committee’s grant of Awards under the Performance Stock Program   pursuant to a subprogram that is hereinafter referred to as the “Leadership Stock Program,” to be effective as of January 1, 2004, by which the Committee will award the opportunity to earn shares of Common Stock for the Cycle to (a) all executives employed by Kodak world-wide in wage grades 56 and higher, and (b) certain designated senior-level executives employed by Kodak Subsidiaries, with the objectives of improving the relationship between controllable performance and realized compensation and enhancing the focus on long-term operating goals.  It is expected that improvement in these areas will have a corollary effect upon the price of the Common Stock.

In addition, this Administrative Guide is intended to establish those requirements necessary to ensure that the Cycle’s Awards will be treated as performance-based compensation for the purposes of Section 162(m) of the Code.  These requirements include establishment of the Cycle’s Performance Criteria, Performance Goal and Performance Formula.

1.3           Administration

The Leadership Stock Program shall be administered by the Committee.  The Committee is authorized to issue this Administrative Guide and to make changes in this Administrative Guide as it from time to time deems proper. The Committee is authorized to interpret and construe the Leadership Stock Program and this Administrative Guide, to prescribe, amend, and rescind rules and regulations relating to each, and to make all other determinations necessary, appropriate or advisable for the administration of the Leadership Stock Program.  If there are any inconsistencies between the terms of this Administrative Guide and the terms of the Plan, the terms of the Plan will control. Any determination by the Committee in carrying out, administering or construing the Leadership Stock Program will be final and binding for all purposes and upon all interested persons and their heirs, successors and personal representatives.  The Committee is authorized to suspend or terminate the Leadership Stock Program, at any time, for any reason, with or without prior notice.

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

 ARTICLE 2.  DEFINITIONS

Any defined term used in this Administrative Guide, other than those set forth in this Article 2 or defined within another Article of this Administrative Guide, will have the same meaning for purposes of this document as that ascribed to it under the terms of the Plan.

2.1           Approved Reason

“Approved Reason” means, with regards to all Participants other than a Participant who is subject to Section 16 of the Exchange Act or a Covered Employee, a reason for terminating employment which, in the opinion of the CEO, is in the best interests of the Company.  With regards to a Participant who is subject to Section 16 of the Exchange Act or is a Covered Employee, “Approved Reason” means a reason for terminating employment which, in the opinion of the Committee, is in the best interest of the Company.

2.2           Award Payment Date

“Award Payment Date” is the date payment of an Award in the form of shares of Common Stock is credited to the Participant’s account with Kodak’s transfer agent pursuant to Section 9.3 because the Participant has not elected to defer the payment of his or her Award.

2.3	Cycle

“Cycle” or “Performance Cycle” means the two year period commencing on January 1, 2004 and ending December 31, 2005.

2.4           Enrollment Period

“Enrollment Period” means the single period of consecutive days, designated by the Committee, provided, however, such period shall end on or before March 30 of the first year in the Cycle.

2.5           EPS

“Earnings per Share” or “EPS” means operational earnings per share determined in accordance with generally accepted accounting principles consistently applied, adjusted for the impact thereon of any acquisitions or divestitures and excluding restructuring charges or any other one time charges, as finally determined by the Company’s independent public accountants.

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

2.6           Fair Market Value

“Fair Market Value” means the mean of the high and low sales prices of a share of Common Stock on a particular date on the New York Stock Exchange.  In the event that the Common Stock is not traded on the New York Stock Exchange on the relevant date, the Fair Market Value will be determined on the next preceding day on which the Common Stock was traded.

2.7           Interest Rate

Intentionally Omitted

2.8           Joint Venture

“Joint Venture” means a corporation or other business entity in which the Company has an ownership interest of fifty percent (50%).

2.9           Market Value

Intentionally Omitted

2.10         Participant Account

“Participant Account” means the account established by the Company for each Participant who is granted an Award under the Leadership Stock Program to record and account for the grant of the Award and any dividend equivalents that are to be credited to the Account pursuant to Articles 10 or 11, until such time as the balance in the Account is paid, canceled, forfeited or terminated, as the case may be.

2.11         Performance Criteria

“Performance Criteria” means, with respect to the Leadership Stock Program, the criteria of Earnings per Share that will be used to establish the Performance Goal for the Performance Cycle, as described in Article 6.

2.12	Performance Cycle

“Performance Cycle” has the meaning specified in Section 2.3.

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

2.13         Performance Goal

“Performance Goal” means, with respect to the Performance Cycle of the Leadership Stock Program, the goal based upon the Performance Criteria and established by the Committee, as more particularly described in Article 6.

2.14         Target Award

“Target Award” means, for the Performance Cycle of the Leadership Stock Program, the target award amount, expressed as a number of shares of Common Stock, allocated to a Participant prior to the start of the Performance Cycle pursuant to Section 5.2.

2.15         Target Award Range

“Target Award Range” has the meaning, for the Performance Cycle of the Leadership Stock Program, set forth in Section 5.1.

2.16         Unit

“Unit” means a bookkeeping entry used by the Company to record and account for the amount of an Award granted to a Participant and any dividend equivalents that are to be credited to the Participant’s Account pursuant to Articles 10 or 11, even though such Award and dividend equivalents have not yet been earned, until such time as the balance in the Account is paid, canceled, forfeited,  or terminated, as the case may be.  Units are expressed in terms of one Unit being the equivalent of one share of Common Stock.

2.17	Valuation Date

“Valuation Date” means the date on which Awards under the Plan are paid or restrictions with respect to Awards under the plan lapse, as applicable for purposes of the relevant valuation.   If the applicable date in the preceding sentence is not a business day, then the business day immediately prior to such date shall be used.

2.18         Vesting Date

“Vesting Date” shall mean the date that is one (1) year following the end of the Performance Cycle, except that the Vesting Date may be an earlier date with respect to any particular Participant under the circumstances described in Section 8.2  (Death, Disability, Retirement or Termination for an Approved Reason) and 8.4 (Divestiture to an Unrelated Third Party) below.

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

 ARTICLE 3.  PARTICIPATION

3.1           In General

The Key Employees who are eligible to participate in this Cycle of the Leadership Stock Program are those executives who, as of the first day of the Cycle, are either employed by Kodak world-wide in wage grades 56 and higher, or are senior-level executives employed by Kodak Subsidiaries.  The CEO will make recommendations for participation for this Cycle of the Leadership Stock Program from among those eligible Key Employees.  Participants for this Cycle of the Leadership Stock Program will be designated by the Committee from those recommended by the CEO.  A schedule of such Participants is maintained by Kodak’s Worldwide Total Compensation Group.

3.2           New Participants

No person may become eligible to participate in this Cycle of the Leadership Stock Program after the first day of the Cycle, whether as a result of a job change or otherwise.

3.3           Termination of Participation

A Participant’s participation in this Cycle of the Leadership Stock Program is subject to immediate termination upon the Participant’s termination of employment from the Company.  In the case of the Participant’s termination of employment on or before the Vesting Date, the Participant will no longer be eligible to receive an Award for the Cycle and consequently, will forfeit any and all rights to receive payment on account of an Award for the Cycle, except as specified in Section 8.2  (Death, Disability, Retirement or Termination for an Approved Reason), Section 8.3 (Divestiture to a Joint Venture) and 8.4 (Divestiture to an Unrelated Third Party).

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

 ARTICLE 4.  FORM OF AWARDS

4.1           Form of Awards

Awards granted under the Leadership Stock Program provide Participants with the opportunity to earn shares of Common Stock, subject to the terms and conditions contained in this Administrative Guide and the Plan.  Each Award granted under the Leadership Stock Program shall be expressed as a fixed number of Units that will be equivalent to an equal number of shares of Common Stock.  The fixed number of Units that are allocated to a Participant by the Committee prior to the start of the Performance Cycle is referred to herein and in the Plan as the Target Award.

4.2           Participant Account

The Company will establish a Participant Account for each Participant who is granted an Award.

4.3           Participant’s Account Unfunded

The maintenance of individual Participant Accounts is for bookkeeping purposes only; the Units recorded in the account are not actual shares of Common Stock.  The Company will not reserve or otherwise set aside any Common Stock for or to any Participant Account.  No Participant shall have the right to exercise any of the rights or privileges of a shareholder with respect to the Units credited to his or her Participant Account.  As more specifically described in Article 11, until the Committee has certified the Award earned by a Participant pursuant to the procedure referred to in Article 7 of this Guide, no additional Units will be credited for dividends that may be paid on the Company’s Common Stock.

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

 ARTICLE 5.                                AWARD ALLOCATION

5.1           Target Award Range

The attached Exhibit “A” shows by wage grade the range of the number of Units that an eligible Key Employee could be allocated with respect to the Performance Cycle (the “Target Award Range”).  Exhibit “A” also shows the midpoint for the Target Award Range for each wage grade.

5.2           Establishing the Target Award

No later than the first day of the Cycle, each Participant’s unit management will review the Participant’s most recent GOLD relative leadership assessment and, based upon that assessment, recommend the fixed percentage (from 0% – 150%) to be applied to the midpoint of the Target Award Range applicable to that Participant to determine the fixed number of Units that will be allocated to that Participant.

The unit management’s recommendation will be made to the CEO, except in the case of a Participant who is subject to Section 16 of the Exchange Act or a Covered Employee, in which case the recommendation is to be made to the Committee.

Prior to the first day of the Cycle, the fixed number of Units that are allocated to a Participant will be established by the CEO, except in the case of a Participant who is subject to Section 16 of the Exchange Act or a Covered Employee, in which case the fixed number of Units that are allocated to a Participant will be established by the Committee.

The fixed number of Units that are allocated to a Participant prior to the start of the Performance Cycle is referred to herein and in the Plan as the “Target Award.”

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

 ARTICLE 6.  ESTABLISING PERFORMANCE FACTORS

6.1           Performance Criteria

The Committee has selected Earnings per Share as the “Performance Criteria” for purposes of establishing the Performance Goal for the Performance Cycle.

6.2           Performance Goal

No later than its regularly scheduled meeting for the month of February in the first year of the Performance Cycle, the Committee shall establish the target amount of Earnings per Share for each of the two calendar years of the Performance Cycle that, when aggregated, will serve as the “Performance Goal” for purposes of assessing the Company’s performance during the entire Performance Cycle.

The Committee will also establish the minimum aggregate amount of Earnings per Share for the two calendar years of the Performance Cycle (the “Minimum Performance Goal”) that will serve as the minimum actual Earnings per Share for the entire Performance Cycle that will be necessary in order for any amount of an Award to be considered to have been earned by the Participants for the Performance Cycle.

The Committee will cause the Performance Goal and the Minimum Performance Goal to be documented in an Exhibit “B” to this Administrative Guide.

6.3           Performance Formula

The “Performance Formula,” which will determine the amount of an Award that will be considered to have been earned by a Participant, is as follows:

Award Earned = Target Award x Applicable Award Percentage

The Company’s actual Earnings per Share for the entire Performance Cycle in relation to the Performance Goal shall be used to determine the Applicable Award Percentage.

No later than its regularly scheduled meeting for the month of February in the first year of the Performance Cycle, the Committee shall establish the specific formula by which the Applicable Award Percentage will be determined.

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

For example, a table such as the following may be used to determine the Applicable Award Percentage:

As an example only:
EPS Performance as a % of EPS Performance Goal	Applicable Award Percentage

If < 80%	0%
If 80% (the Minimum Performance Goal)	80%
If >80% but <100%	pro-rata
If 100% (the Performance Goal)	100%
If >100% but <200%	pro-rata
If $200%	200%

The Committee will cause the Performance Formula that is to be used to establish the Applicable Award Percentage to be documented in an Exhibit “C” to this Administrative Guide.

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

 ARTICLE 7.  DETERMINATION OF EARNED AWARDS

7.1           Certification

Following the completion of the Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goal for the Performance Cycle has been achieved.  If the Committee certifies that the Minimum Performance Goal has been achieved, it shall, based upon application of the Performance Formula to the Performance Goal for this Cycle, also calculate and certify in writing the Applicable Award Percentage.  The Committee shall then determine and certify the actual amount of each Participant’s Award that has been earned for the Performance Cycle, with any fractional shares being rounded up to a whole share.

7.2           Negative Discretion

Notwithstanding any provision contained herein to the contrary, in determining the actual amount of an individual Award to be deemed earned for the Cycle, the Committee may, through the use of Negative Discretion, reduce or eliminate the amount of the Award that would otherwise be earned by application of  the Performance Formula, if, in its sole judgment, such reduction or elimination is appropriate.

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

 ARTICLE 8.                                PRECONDITIONS TO RECEIPT OF AN EARNED AWARD

8.1           Continuous Employment Until Payment

A Participant must remain continuously employed with the Company (in any wage grade) at all times from the first day of the Cycle through the Vesting Date in order to remain eligible for an Award.  If a Participant’s employment with the Company ceases during this period for any reason, the Participant will forfeit the entire number of Units that have been allocated to him or her for the Cycle (including any Units that are earned but not vested) and any dividend equivalents that have been credited to the Account pursuant to Article 11 hereof.  The limited exceptions to the requirements of this Section 8.1 are specified in Sections 8.2, 8.3 and 8.4 below.

8.2           Death, Disability, Retirement, or Termination for an Approved Reason before the Vesting Date

Notwithstanding any provision contained in this Article 8 to the contrary, if prior to the Vesting Date, a Participant’s employment with the Company ceases for an Approved Reason or as a result of his or her death, Disability or Retirement, and if such Participant had been employed with the Company for the entire first year of the two years in the Performance Cycle, such Participant shall be entitled to receive a pro-rata Award calculated according to the formula set forth in Section 8.5 below.

In the event a Participant’s employment with the Company ceases at any time during the first of the two years in the Performance Cycle (whether for an Approved Reason or as a result of his or her death, Disability or Retirement), the Participant will no longer be eligible for an Award for such Cycle and, consequently, will forfeit any and all rights to receive an Award for such Cycle.

For purposes of Section 9.1, the Vesting Date of a Participant entitled to receive a pro-rata Award pursuant to Section 8.2 shall be deemed to be the date the Committee has certified the Company’s performance for the entire Performance Cycle as provided in Section 7.1.

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

8.3           Divestiture to a Kodak Joint Venture

Notwithstanding any provision contained in this Article 8 to the contrary, if prior to the Vesting Date, a Participant’s employment with the Company ceases as a result of the Company’s sale or other disposition to a Joint Venture of the business unit in which the Participant was employed, such Participant will be entitled to receive a pro-rata Award, calculated according to the formula set forth in Section 8.5 below, provided that (a) his or her employment with the Company ceases after the first of the two years in the Performance Cycle, and (b) such Participant is employed by either the Company or such Joint Venture at all times from the first day of the Cycle through the Vesting Date.

If either of the conditions (a) or (b) set forth in the prior paragraph are not met, a Participant whose employment with the Company ceases at any time prior to the Vesting Date as a result of the Company’s sale or other disposition to a Joint Venture of the business unit in which the Participant was employed, is no longer eligible for an Award for such Cycle and, consequently, will forfeit any and all rights to receive an Award for such Cycle.

8.4           Divestiture to an Unrelated Third Party

Notwithstanding any provision contained in this Article 8 to the contrary, if prior to the Vesting Date, a Participant’s employment with the Company ceases as a result of the Company’s sale or other disposition of the business unit in which the Participant was employed, to a corporation or other business entity in which the Company has no ownership interest, such Participant will be entitled to receive a pro-rata Award, calculated according to the formula set forth in Section 8.5 below, provided that his or her employment with the Company ceases after the first of the two years in the Performance Cycle.

A Participant whose employment with the Company ceases at any time during the first of the two years in the Performance Cycle as a result of the Company’s sale or other disposition of the business unit in which the Participant was employed, to a corporation or other business entity in which the Company has no ownership interest, is no longer eligible for an Award for such Cycle and, consequently, will forfeit any and all rights to receive an Award for such Cycle.

For purposes of Section 9.1, the Vesting Date of a Participant entitled to receive a pro-rata Award pursuant to Section 8.4 shall be deemed to be the date the Committee has certified the Company’s performance for the entire Performance Cycle as provided in Section 7.1.

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

8.5           Pro-rata Award

The pro-rata Award to which a Participant may become entitled pursuant to the provisions of Sections 8.2, 8.3 or 8.4 shall be determined by applying a percentage to the amount of the Award that the Committee certifies according to Section 7.2 as the amount that would have been earned by the Participant after application of the Performance Formula for the entire Performance Cycle.  The percentage to be applied shall be determined by dividing the number of full months in the Performance Cycle prior to the Participant’s cessation of employment with the Company by the total number of full months in the Performance Cycle.  For purposes of this calculation, a partial month shall be treated as a full month to the extent of 15 or more days in such month have elapsed.

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

 ARTICLE 9.  PAYMENT OF AWARDS

9.1           Timing of Award Payments

Awards that have been earned for this Cycle and any dividend equivalents that are credited to the Account pursuant to Article 11 shall be paid as soon as is administratively practicable after the Vesting Date by the procedure described in Section 9.3

9.2           Form of Payment of Awards

Awards for this Cycle including any dividend equivalents that are credited to the Account pursuant to Article 11 shall be paid in the form of shares of Common Stock in accordance with the procedure described in Section 9.3, subject to the terms, restrictions and conditions of the Plan and those set forth in this Administrative Guide.

9.3           Issuance of Shares of Common Stock

On the Award Payment Date, Kodak will, unless a valid deferral election has been made by the Participant pursuant to Article 10 of this Administrative Guide, subtract from a Participant's account the number of Units that are withheld for taxes under Section 12.6 below, and then, with respect to the remaining Units, promptly instruct its transfer agent to reflect, in an account of the Participant on the books of the transfer agent, the shares of Common Stock that are to be delivered to the Participant.  Upon the Participant’s request, the transfer agent will deliver to the Participant a stock certificate for the remaining number of shares of Common Stock held in that account of the Participant.

9.4           Non-Assignable

No Awards or any other payment under the Leadership Stock Program shall be subject in any manner to alienation, sale, transfer (except by will of the laws of descent and distribution), assignment, pledge or encumbrance, nor shall any Award by payable to any one other than the Participant to whom it was granted.

 Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

 ARTICLE 10.  DEFERRAL OF AWARDS

10.1         Election to Defer Awards

Pursuant to the provisions of this Article 10, a Participant may irrevocably elect to defer receipt of all (but not less than all) of the Award earned by the Participant for this Cycle including any dividend equivalents that are credited to the Account pursuant to Article 11.  However, the filing of such an election by a Participant shall not in any manner entitle the Participant to receive payment of an Award for the Cycle.  The determination as to whether or not such Participant becomes entitled to payment of an Award for the Cycle will be decided solely in accordance with the terms of this Administrative Guide and the Plan.

10.2         Time of Election

A Participant who wishes to defer an Award, or a portion thereof, must elect to do so during the Enrollment Period by following the procedure described in Section 10.3 below.

10.3         Manner of Electing Deferral

A Participant may irrevocably elect to defer all (but not less than all) of the Award to which the Participant may become entitled for this Cycle including any dividend equivalents that are credited to the Account pursuant to Article 11 by executing and returning the election form provided by the Company to the person or department designated by the Company during the Enrollment Period.  The Participant may elect to receive payment of the deferred Award in either a single sum or in ten (10) annual installments, payable in each case following the termination of the Participant’s employment with the Company. Notwithstanding the Participant’s election to receive payment of the deferred Award in installments, if at any time following the termination of the Participant’s employment with the Company, the value of the Participant’s Account is less than $10,000, the Company may pay the entire balance of any amount due to the Participant under the Leadership Stock Program in a lump sum.

10.4         Procedure of Accounting for Award Deferrals

In the event a Participant who has made an irrevocable election to defer an Award in accordance with the procedure described in Section 10.3, would otherwise be entitled to be paid an Award, the Award deferred by a Participant will, in lieu of being paid to the Participant in the form of shares of Common Stock, remain credited to the Participant’s Account in the form of an equal number of Units.

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

10.5         Dividend Equivalents

In the case of a Participant who has earned an Award for this Cycle, the payment of which has been deferred by the Participant in accordance with the procedure described in Section 10.3, the provisions of Sections 10.6, 10.7 and 10.8 will apply on and after the Vesting Date.

10.6         Stock Dividends

Effective as of the payment date for each stock dividend (as defined in Section 305 of the Code) on the Common Stock, additional Units will be credited to the Account of a Participant described in Section 10.5.  The number of Units that shall be credited to the Account of such a Participant will equal the number of shares of Common Stock which the Participant would have received as stock dividends had the Participant been the owner on the record date for such stock dividend of the number of shares of Common Stock equal to the number of Units credited to the Participant’s Account on such record date.  To the extent the Participant would have also received cash, in lieu of fractional shares of Common Stock, had the Participant been the record owner of such shares, for such stock dividend, then his or her Account shall also be credited with that number of Units, or fractions thereof, equal to such cash amount divided by the Fair Market Value of the Common Stock on the payment date for such dividend.

10.7         Cash Dividends

Effective as of the payment date for each cash dividend on the Common Stock, additional Units shall be credited to the Account of a Participant described in Section 10.5.  The number of Units that shall be credited to the Account of such a Participant shall be computed by multiplying the dollar value of the dividend paid upon a single share of Common Stock by the number of Units held in the Participant's Account on the record date for such dividend and dividing the product thereof by the Fair Market Value of the Common Stock on the payment date for such dividend.

10.8         Reorganization

If the Company undergoes a reorganization (as defined in Section 368(a) of the Code) after the Vesting Date of a Participant described in Section 10.5, the Committee may, in its sole and absolute discretion, take whatever action it deems necessary, advisable or appropriate with respect to the Account of such a Participant in order to reflect such transaction, including, but not limited to, adjusting the number of Units credited to such a Participant's Account.

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

10.9                      Termination of Employment After Deferral

The balance in a Participant’s Account following the Vesting Date of the Participant, the payment of which has been deferred by the Participant, shall remain in the Participant’s Account until the Participant’s employment with the Company is terminated.

(i)	Death. If such Participant’s employment is terminated due to his or her death, payment of the deceased Participant's Account shall be made in accordance with the provisions of Section 10.11.

(ii)
Termination of Employment for Other Than Death.  If such Participant’s employment is terminated for any reason other than death, his or her Account shall be distributed in accordance with the provisions of Section 10.10.

10.10      Payment of Accounts

No withdrawal shall be permitted after the Vesting Date from a Participant's Account, the payment of which has been deferred by the Participant, except as provided in this Section 10.10, Sections 10.11 and 10.12 and Plan Articles 17 and 18.

(i)           Manner of Payment.   Payment of such Participant's Account shall be made in accordance with the election made by the Participant pursuant to Section 10.3.

(ii)           Form of Payment.   Payment from such Participant's Account shall, at the sole and absolute discretion of the Committee, be made in cash or Common Stock, or a combination thereof.  Payment in Common Stock shall be made by the Company subtracting from a Participant's account the number of Units that are withheld for taxes under Section 12.6 below, and then, with respect to the remaining Units, instructing its transfer agent to reflect, in an account of the Participant on the books of the transfer agent, the shares of Common Stock that are to be delivered to the Participant.  Upon the Participant’s request, the transfer agent will deliver to the Participant a stock certificate for the remaining number of shares of Common Stock held in that account of the Participant.

(iii)           Timing of Payment.  Payment of the deferred Award (or in the applicable case, the first installment thereof) is to be made on the fifth business day in March following the Participant’s termination of employment and payment of any subsequent installment due to the Participant shall be made on the fifth business day in each succeeding March.

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

(iv)           Valuation.  If payment of such a Participant's Account is to be paid in installments, the amount of each payment shall be equal to the Fair Market Value, as of the immediately preceding Valuation Date, of the Participant's Account, divided by the number of installments remaining to be paid.

10.11      Payment after Death

If a Participant dies after the Vesting Date but prior to complete payment of his or her Account, the payment of which has been deferred by the Participant, the provisions of this Section 10.11 shall become operative.  The balance of such Participant's Account shall be paid in the form of shares of Common Stock, with payment to the deceased Participant's estate within 30 days after appointment of a legal representative of the deceased Participant.  In any event, payment will be made no later than the end of the taxable year of death (or, if later, the fifteenth day of the third month following the date of death).

Upon payment, Kodak will subtract from the Participant's account the number of Units that are withheld for taxes under Section 12.6 below, and then, with respect to the remaining Units, promptly instruct its transfer agent to reflect, in an account on the books of the transfer agent, the shares of Common Stock that are to be delivered.  Upon request, the transfer agent will deliver a stock certificate for the remaining number of shares of Common Stock held in that account.

10.12      Hardship

Upon written approval from the Committee, a Participant, whether or not he or she is still employed by the Company, may be permitted to receive all or part of the balance in his or her Participant Account, the payment of which has been deferred by the Participant, if the Committee, in its sole and absolute discretion, determines that an emergency event beyond the Participant's control exits which would cause such Participant severe financial hardship if the payment of his or her deferred Award were not approved.  A distribution shall be permitted only to the extent that the emergency event constitutes an “unforeseeable emergency” within the meaning of Section 409A of the Internal Revenue Code (the “Code”) and the treasury regulations and other official guidance issued thereunder (collectively, “Section 409A”).  An “unforeseeable emergency” is a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, the Participant’s beneficiary or the Participant’s dependent(s) (as defined in Code Section 152 without regard to Sections 152(b)(1), (b)(2) and (d)(1)(B)) or loss of the Participant’s property due to casualty or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant (as contemplated by Code Section 409A).  Any such distribution for hardship shall be limited to the amount needed to meet such emergency.

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

10.13      Withholding

The Company will subtract from any payment to the Participant an amount that is withheld for taxes under Section 12.6 below.

10.14      Statement of Account

Statements will be sent no less frequently than annually after the Vesting Date to each Participant showing the value of the Participant's Account, the payment of which has been deferred by the Participant.

10.15      No Deferral Prohibited by Law

No Participant shall be permitted to defer receipt of the Award granted to him or her for this Cycle where such deferral is either impractical under or prohibited by any applicable governmental law, regulation, rule or administrative action.

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

 ARTICLE 11.  DIVIDEND EQUIVALENTS

11.1         Dividend Equivalents

In the event of the payment of any cash dividend on the Common Stock or any stock dividend (as defined in Section 305 of the Code) on the Common Stock with a record date occurring during the period beginning on the date the Committee certifies the amount of the Award that has been earned by the Participants and ending on the Vesting Date, a Participant’s Account shall be credited with additional Units.

The amount of such additional Units to be credited to each Participant who has earned an Award for this Cycle is as set forth in Section 11.2 and Section 11.3.  Any such additional Units will be credited as of the payment date for each such dividend.

11.2         Stock Dividends

The number of Units that shall be credited to the Account of such a Participant will equal the number of shares of Common Stock which the Participant would have received as stock dividends had the Participant been the owner on the record date for such stock dividend of the number of shares of the Common Stock equal to the number of Units credited to the Participant’s Account on such record date.  To the extent the Participant would have also received cash, in lieu of fractional shares of Common Stock, had the Participant been the record owner of such shares, for such stock dividend, then his or her Account shall also be credited with that number of Units, or fractions thereof, equal to such cash amount divided by the Fair Market Value of the Common Stock on the payment date for such dividend.

11.3         Cash Dividends

The number of Units that shall be credited to the Account of such a Participant shall be computed by multiplying the dollar value of the dividend paid upon a single share of Common Stock by the number of Units credited to the Participant’s Account on the record date for such dividend and dividing the product thereof by the Fair Market Value of the Common Stock on the payment date for such dividend.

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

11.4         Reorganization

If the Company undergoes a reorganization (as defined in Section 368(a) of the Code) during the period beginning on the date the Committee certifies the amount of the Award that has been earned by the Participants and ending on the Vesting Date, the Committee may, in its sole and absolute discretion, take whatever action it deems necessary, advisable or appropriate with respect to the Account of each Participant that has earned an Award in order to reflect such transaction, including, but not limited to, adjusting the number of Units credited to each such Participant's Account.

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

 ARTICLE 12.  MISCELLANEOUS

12.1         Compliance with Laws

The obligations of the Company to issue Common Stock awarded pursuant hereto are subject to compliance with all applicable governmental laws, regulations, rules and administrative actions, including, but not limited to, the Securities Act of 1933 and the Exchange Act and all rules promulgated thereunder.

12.2         Termination/Amendment

The Committee may suspend or terminate the Leadership Stock Program in whole or in part at any time, provided, however, no such suspension or termination shall cause a violation of Section 409A.  In addition, the Committee may, at any time and from time to time, amend this Administrative Guide in any manner, provided, however, no such amendment shall cause a violation of Section 409A.

12.3         Section 162(m) of the Code

If any provision of this Administrative Guide would cause the Awards granted to a Covered Person not to constitute “qualified performance-based compensation” under Section 162(m) of the Code, that provision, in so far as it pertains to the Covered Person, shall be severed from, and shall be deemed not to be a part of, this Administrative Guide, but the other provisions hereof shall remain in full force and effect.  Further, if this Administrative Guide fails to contain any provision required under Section 162(m) in order to make the Awards granted hereunder to a Covered Employee be “qualified performance-based compensation,” then this Administrative Guide shall be deemed to incorporate such provision, effective as of the date of this Administrative Guide’s adoption by the Committee.

12.4         Participant’s Rights Unsecured

The amounts payable under this Administrative Guide shall be unfunded, and the right of any Participant or his or her estate to receive payment under this Administrative Guide shall be an unsecured claim against the general assets of the Company.  No Participant shall have the right to exercise any of the rights or privileges of a shareholder with respect to the Units credited to his or her Participant Account.

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

12.5         No Guarantee of Tax Consequences

No person connected with the Leadership Stock Program or this Administrative Guide in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to amounts deferred under the Leadership Stock Program, or paid to or for the benefit of a Participant or Beneficiary under the Leadership Stock Program, or that such tax treatment will apply to or be available to a Participant or Beneficiary on account of participation in the Leadership Stock Program.

12.6         Tax Withholding

Kodak will pay the taxes required to be withheld with respect to an Award under the Leadership Stock Program by reducing a portion of the Units otherwise due the Participant as a result of an Award.  The portion of the Units withheld will equal in amount the taxes required to be withheld.  The Units which are so withheld will be valued at the Fair Market Value of the Common Stock on the date of the payment of the Award.

12.7         Section 409A Compliance

The Awards deferred pursuant to Article 10 of this Administrative Guide are intended to comply with Section 409A, and this Administrative Guide shall be interpreted and administered consistent with such intention, and in accordance with Eastman Kodak Company’s Policy Regarding Section 409A Compliance.

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

 EXHIBIT A - TARGET AWARD RANGE (SECTION 5.2) (INCLUDED WITH ORIGINAL)

 EXHIBIT B - PERFORMANCE GOAL (SECTION 6.2) (INCLUDED WITH ORIGINAL)

 EXHIBIT C - PERFORMANCE FORMULA (SECTION 6.3) (INCLUDED WITH ORIGINAL)